(1984–PRESENT*)

$32.9B total economic benefits	$13.3B personal income including wages and benefits, with $6.7 billion for construction workers	$4.2B tax revenues ($1.4 billion state/local and $2.8 billion federal)
178.3M hours of on-site union construction work created	193.7K total jobs generated across communities	117K housing and healthcare units nationwide, with 67% affordable

“By financing development projects built with 100% union labor, the HIT invests in assets which are more likely to be built safely, on time and on budget. When these same developments are built with our affiliates’ pension capital, it reinforces the health of our pension funds.”

Sean McGarvey, President,
North America’s Building Trades Unions
Trustee, AFL-CIO Housing Investment Trust

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America project data. The data is current as of March 31, 2020. Economic impact data is in 2019 dollars and all other figures are nominal.

HELPING BUILD AMERICA—THE UNION WAY

JOBS CREATED BY TRADE SINCE INCEPTION*

Trade Type	Jobs	Hours
Asbestos and insulation	1,135	2,282,910
Boilermakers	841	1,692,550
Bricklayers (including tile setters)	5,853	11,775,900
Carpenters	16,037	32,323,710
Cement Masons	3,364	6,701,020
Electrical Workers	13,356	26,865,950
Elevator Constructors	530	1,064,800
Ironworkers	2,593	5,217,930
Laborers	11,306	22,740,200
Operating Engineers	3,131	6,297,730
Other	6,593	13,260,230
Painters	7,044	14,170,520
Plumbers	9,756	19,624,840
Roofers	2,958	5,952,140
Sheet Metal Workers	2,768	5,569,650
Teamsters	1,347	2,709,950
Grand Total	88,611	178,250,030

* Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America project data. The data is current as of March 31, 2020. Economic impact data is in 2019 dollars and all other figures are nominal.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. A prospectus containing more complete information may be obtained from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055 or by viewing the HIT’s website at www.aflcio-hit.com. The prospectus should be read carefully before investing.